Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2015, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,508,130 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$800,507,184
Aggregate Outstanding Principal Balance – Treasury Bill	$107,041,268
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.37%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$693,465,916
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.63%
Number of Borrowers	27,023
Average Outstanding Principal Balance Per Borrower	$29,623
Number of Loans	46,164
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,787
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,445
Weighted Average Remaining Term to Scheduled Maturity	185 months
Weighted Average Annual Interest Rate	6.14%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$97,898	*
3.01% to 3.50%	851	9,699,507	1.2%
3.51% to 4.00%	1,495	29,131,090	3.6
4.01% to 4.50%	8,430	102,492,373	12.8
4.51% to 5.00%	12,996	183,113,865	22.9
5.01% to 5.50%	2,277	40,202,759	5.0
5.51% to 6.00%	1,984	34,125,698	4.3
6.01% to 6.50%	3,430	60,209,374	7.5
6.51% to 7.00%	5,686	104,719,788	13.1
7.01% to 7.50%	1,386	29,374,887	3.7
7.51% to 8.00%	2,881	71,872,888	9.0
8.01% to 8.50%	3,368	88,716,301	11.1
Equal to or greater than 8.51%	1,378	46,750,756	5.8
Total	46,164	$800,507,184	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,683	$11,957,858	1.5%
$ 5,000.00-$ 9,999.99	3,494	26,901,207	3.4
$10,000.00-$14,999.99	3,950	48,818,938	6.1
$15,000.00-$19,999.99	2,463	42,690,701	5.3
$20,000.00-$24,999.99	1,955	43,964,141	5.5
$25,000.00-$29,999.99	1,774	48,687,063	6.1
$30,000.00-$34,999.99	1,344	43,434,111	5.4
$35,000.00-$39,999.99	1,106	41,391,796	5.2
$40,000.00-$44,999.99	849	36,036,012	4.5
$45,000.00-$49,999.99	791	37,492,503	4.7
$50,000.00-$54,999.99	615	32,197,705	4.0
$55,000.00-$59,999.99	515	29,536,216	3.7
$60,000.00-$64,999.99	478	29,854,582	3.7
$65,000.00-$69,999.99	382	25,733,191	3.2
$70,000.00-$74,999.99	322	23,309,667	2.9
$75,000.00-$79,999.99	284	21,990,634	2.7
$80,000.00-$84,999.99	227	18,728,385	2.3
$85,000.00-$89,999.99	220	19,217,127	2.4
$90,000.00-$94,999.99	171	15,816,123	2.0
$95,000.00-$99,999.99	151	14,685,841	1.8
$100,000.00 and above	1,249	188,063,383	23.5
Total	27,023	$800,507,184	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	43,614	$730,734,200	91.3%
31-60 days	856	20,737,493	2.6
61-90 days	485	13,032,037	1.6
91-120 days	318	9,859,388	1.2
121-150 days	212	6,756,341	0.8
151-180 days	187	5,097,496	0.6
181-210 days	117	4,226,137	0.5
Greater than 210 days	375	10,064,093	1.3
Total	46,164	$800,507,184	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	82	$41,644	*
4 to 12	273	383,281	*
13 to 24	1,010	2,115,588	0.3%
25 to 36	4,213	8,731,660	1.1
37 to 48	1,513	6,224,076	0.8
49 to 60	1,623	8,717,393	1.1
61 to 72	1,379	9,462,645	1.2
73 to 84	2,069	15,885,646	2.0
85 to 96	6,406	46,209,045	5.8
97 to 108	2,199	21,544,167	2.7
109 to 120	1,866	23,728,997	3.0
121 to 132	2,447	51,495,457	6.4
133 to 144	2,460	56,306,350	7.0
145 to 156	4,420	74,887,188	9.4
157 to 168	1,868	42,006,623	5.2
169 to 180	1,388	30,144,243	3.8
181 to 192	1,149	30,267,976	3.8
193 to 204	1,187	32,630,651	4.1
205 to 216	3,177	89,260,075	11.2
217 to 228	1,166	38,588,641	4.8
229 to 240	921	32,783,964	4.1
241 to 252	694	27,336,813	3.4
253 to 264	513	23,942,612	3.0
265 to 276	589	28,592,990	3.6
277 to 288	379	19,344,580	2.4
289 to 300	393	21,824,702	2.7
301 to 312	235	13,740,519	1.7
313 to 324	133	8,771,370	1.1
325 to 336	82	6,566,570	0.8
337 to 348	82	7,318,927	0.9
349 to 360	149	12,838,463	1.6
361 and above	99	8,814,329	1.1
Total	46,164	$800,507,184	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,168	$49,731,483	6.2%
Forbearance	2,612	77,617,719	9.7
Repayment
First year in repayment	596	27,010,630	3.4
Second year in repayment	473	20,087,512	2.5
Third year in repayment	608	22,552,273	2.8
More than 3 years in repayment	39,707	603,507,568	75.4
Total	46,164	$800,507,184	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 109.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.3	-	218.1
Forbearance	-	4.7	218.1
Repayment	-	-	178.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $49,731,483 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $25,921,140 or approximately 52.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	331	$6,864,271	0.9%
Alaska	59	784,435	0.1
Arizona	934	17,201,446	2.1
Arkansas	268	4,422,937	0.6
California	5,254	99,297,124	12.4
Colorado	757	11,752,073	1.5
Connecticut	714	10,734,427	1.3
Delaware	120	2,502,448	0.3
District of Columbia	190	3,433,858	0.4
Florida	2,627	56,218,379	7.0
Georgia	1,643	35,683,950	4.5
Hawaii	114	2,000,213	0.2
Idaho	154	2,478,431	0.3
Illinois	2,225	33,333,131	4.2
Indiana	690	9,232,986	1.2
Iowa	273	4,452,148	0.6
Kansas	763	11,490,443	1.4
Kentucky	310	5,713,549	0.7
Louisiana	1,231	22,140,422	2.8
Maine	138	2,458,968	0.3
Maryland	1,288	25,775,320	3.2
Massachusetts	1,529	20,105,558	2.5
Michigan	1,174	23,281,040	2.9
Minnesota	861	13,070,186	1.6
Mississippi	398	6,829,758	0.9
Missouri	1,073	17,789,436	2.2
Montana	72	1,157,304	0.1
Nebraska	88	1,393,326	0.2
Nevada	332	6,437,477	0.8
New Hampshire	196	3,148,352	0.4
New Jersey	1,247	22,004,957	2.7
New Mexico	163	2,954,383	0.4
New York	3,433	56,725,375	7.1
North Carolina	1,198	19,815,400	2.5
North Dakota	27	462,921	0.1
Ohio	230	4,176,706	0.5
Oklahoma	1,144	19,296,617	2.4
Oregon	926	15,227,503	1.9
Pennsylvania	1,569	27,635,567	3.5
Rhode Island	104	2,149,628	0.3
South Carolina	504	9,930,332	1.2
South Dakota	37	459,979	0.1
Tennessee	780	14,216,232	1.8
Texas	4,428	72,033,455	9.0
Utah	156	2,438,589	0.3
Vermont	66	931,229	0.1
Virginia	1,496	24,145,178	3.0
Washington	1,545	22,530,112	2.8
West Virginia	180	2,761,348	0.3
Wisconsin	647	10,808,502	1.4
Wyoming	53	572,336	0.1
Other	425	8,047,437	1.0
Total	46,164	$800,507,184	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	25,812	$355,711,572	44.4%
Other Repayment Options(1)	20,352	444,795,612	55.6
Total	46,164	$800,507,184	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,028 loans with an aggregate outstanding principal balance of $39,971,014 currently in an interest-only period.  These interest-only loans represent approximately 5.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,863	$351,372,075	43.9%
Unsubsidized	23,301	449,135,110	56.1
Total	46,164	$800,507,184	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	122	$3,099,247	0.4%
October 1, 1993 through June 30, 2006	46,042	797,407,938	99.6
July 1, 2006 and later	0	0	0.0
Total	46,164	$800,507,184	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,481	$31,025,144	3.9%
College Assist	33	411,557	0.1
Educational Credit Management Corporation	985	19,541,660	2.4
Great Lakes Higher Education Corporation	799	16,683,437	2.1
Illinois Student Assistance Commission	2,172	28,753,331	3.6
Kentucky Higher Education Assistance Authority	171	3,253,845	0.4
Louisiana Office Of Student Financial Assistance	504	6,713,832	0.8
Michigan Guaranty Agency	840	14,030,830	1.8
Montana Guaranteed Student Loan Program	5	83,411	*
New Jersey Higher Education Student Assistance Authority	1,073	13,859,450	1.7
New York State Higher Education Services Corporation	4,559	69,746,783	8.7
Northwest Education Loan Association	4,650	66,733,128	8.3
Oklahoma Guaranteed Student Loan Program	1,167	17,633,422	2.2
Pennsylvania Higher Education Assistance Agency	3,790	62,420,048	7.8
Tennessee Student Assistance Corporation	617	9,261,629	1.2
Texas Guaranteed Student Loan Corporation	4,067	66,368,930	8.3
United Student Aid Funds, Inc.	18,251	373,986,748	46.7
Total	46,164	$800,507,184	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:
	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

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USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:
	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4